Putnam
Master
Intermediate
Income Trust


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

During the semiannual period ended March 31, 2003, Putnam Master Intermediate Income Trust turned in solid results at net asset value and outperformed its primary benchmark. As you will see in the management report that follows, this outcome was helped by the spread in yields that favored the lower-rated issues in which your fund typically invests, as well as the ongoing stock market volatility that is still driving equity investors to the fixed-income markets.

The fund's returns at market price, however, were more modest. As your fund's management team explains in the following report, the decline in market price reflects a decline in demand resulting from the dividend reduction implemented during this semiannual period. The managers also discuss the reasons for the fund's performance relative to its benchmark and other comparative indexes in the context of the prevailing market and economic environment. They conclude by offering their views on prospects for the fund during the second half of its fiscal year.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                     /S/ GEORGE PUTNAM, III

John A. Hill                         George Putnam, III
Chairman of the Trustees             President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* During the semiannual period ended March 31, 2003, Putnam Master Intermediate Income Trust had a total return at net asset value (NAV) of 9.44%. The fund's return at market price was 2.81% for the six-month period.

* At NAV, the fund outperformed its primary benchmark, the Lehman
  Government Credit Index, which returned 3.40% during the period. The fund lagged its other comparative indexes, the Citigroup Non-U.S. World Government Bond Index, and the JP Morgan Global High Yield Index, which returned 10.02% and 12.61%, respectively.

* The fund underperformed the average return for the Lipper Flexible Income Funds category, which was 10.16% for the six-month period.

* In February 2003, the fund's dividend was reduced to $0.038 per share. See page 6 for more information.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

In mid October, shortly after the start of the fund's fiscal year, the higher-yielding, non-Treasury bonds that we refer to as "credit sectors" began to significantly outperform Treasuries. Since the fund held a significant position in corporate high-yield bonds, which rallied during the period, it outperformed the Lehman Government Credit Index, which is composed mainly of Treasuries and other investment-grade bonds. The fund underperformed its Lipper peer group because the stronger-performing funds in the Lipper category generally had a larger weighting in emerging-markets bonds, which generally performed well during the period.

The fund's lower return at market price reflects February's dividend reduction. Due to the lower dividend, investor demand for the fund, a key factor in market price performance, declined over the period.

Fund Profile

Putnam Master Intermediate Income Trust seeks high current income and relative stability by investing in limited-maturity bonds in the investment-grade and high-yield sectors, as well as non-U.S. bond markets. The fund may be appropriate for investors seeking high current income, asset class diversification, or both.

* MARKET OVERVIEW

The fund was fortunate to have started its fiscal year just weeks before a significant turning point in the bond market. The change in market sentiment occurred after a dismal four-month period for both the stock market and the economy, during which investors flocked to the relative safety of Treasuries. This flight to quality had a severe negative effect on high-yield bonds, which had reached historically attractive price levels by the beginning of October. When Treasury yields became abnormally low and economic forecasts for 2003 improved in mid October, the Treasury sell-off commenced. From that point through the end of the fund's semiannual period, the credit sectors -- namely, corporate high-yield bonds and corporate investment-grade bonds -- outperformed Treasuries. Mortgage-backed securities (MBSs), which are not considered part of the credit sectors but offer higher yields than Treasuries, also outperformed Treasuries. In addition, as the outlook for the economy became more uncertain and uncertainty about the situation in Iraq kept investors out of the stock market, the bond market generally performed well.

Slower growth in Europe helped reduce inflationary pressure, which was positive for the European government-bond markets. In emerging markets, higher oil prices helped some countries, while political and economic turmoil hurt others (see page 5 for more details).


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lehman Government Credit Index (fund benchmark)                        3.40%
----------------------------------------------------------------------------
Lehman Aggregate Bond Index (broader bond market)                      2.99%
----------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index (intl. govt. bonds)    10.02%
----------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)                  12.61%
----------------------------------------------------------------------------

Equities

S&P 500 Index (broad U.S. stock market)                                5.02%
----------------------------------------------------------------------------
Russell 2000 Growth Index (growth stocks)                              3.34%
----------------------------------------------------------------------------
Russell 2000 Value Index (value stocks)                               -0.41%
----------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended March 31, 2003.

* STRATEGY OVERVIEW

The fund's multisector strategy, which focuses on investing in a diverse array of higher-yielding bond sectors, was well-suited to the market and economic conditions of this six-month period. Virtually all of the fund's areas of emphasis -- high-yield corporate bonds, investment-grade corporate bonds, MBSs, international government bonds, and emerging-markets bonds -- performed well during the period. When the rally in these sectors materialized, we began adding to those that had been especially beaten down, i.e., the corporate investment-grade and corporate high-yield sectors.

The fund's emerging-markets strategy focused on careful fundamental analysis of country-related risks. The currency strategy continued to favor a weakening dollar, versus other currencies (primarily the euro), and was based on our belief that the U.S. economy is still fundamentally in a fragile state. While we do not believe the economy will contract in 2003, we are awaiting more solid evidence of sustained growth before we begin favoring the dollar.

The fund is designed to keep duration, a measure of interest-rate sensitivity, relatively short. As a result, the fund's holdings have been more affected by sharp declines in short- and intermediate-maturity yields in the marketplace. These yield declines contributed to a reduction in the fund's dividend during the period (please see page 6 for details).

[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED*]

SECTOR WEIGHTINGS COMPAREDS*

                        as of 9/30/02       as of 3/31/03
Mortgage-backed
securities                   3.1%               10.0%

U.S.
investment grade            27.0%               19.2%

Corporate
high yield                  44.3%               45.9%

Non-U.S.
(ex-emerging markets)       12.9%               13.5%

Emerging markets            10.0%                9.6%

Footnote reads:

*This chart shows how the fund's top sector weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings and sectors will vary over time.


* HOW FUND HOLDINGS/SECTOR ALLOCATIONS AFFECTED PERFORMANCE

The fund's largest sector weighting (approximately half of the portfolio) was in high-yield corporate bonds, and this position was a significant contributor to the fund's strong returns during the period. High-yield bonds have performed well during the past six months for several reasons. Among the most important is the decline in default rates. Although still high by historical standards, corporate defaults have steadily declined since hitting a peak in January 2002. This trend has been seen as a positive sign that, if it continues, may help high-yield bond performance over the next several years. Second, investors have been seeking higher yields in the marketplace and have become more willing to take on risk in exchange. As a result, high-yield bonds have significantly outperformed Treasuries, causing a narrowing in the yield spread between Treasuries and high-yield bonds. This narrowing has been another strong driver of high-yield bond performance. Finally, corporations are generally focusing on reducing debt and improving their balance sheets, which has led to higher overall credit quality and has helped attract investors.


[GRAPHIC OMITTED: TOP 3 HOLDINGS]

TOP 3 HOLDINGS BY SECTOR*

High-yield bonds

JP Morgan Corp., HYDI 144A notes,
8.75%, 2007

HMH Properties, Inc., Company guaranty,
series B, 7.875%, 2008

Echostar DBS Corp., Senior notes,
10.375%, 2007

Foreign bonds

Germany (Federal Republic of) bonds,
Series 95, 7.375%, 2005

Russia (Federation of), Unsubordinated
bonds, 8.25%, 2010

United Mexican States, Notes,
6.375%, 2013

U.S. Investment-grade securities

Federal National Mortgage Association,
Pass-through certificates, 7.0%, due dates from 9/1/27 to 1/1/33

Federal National Mortgage Association,
Series 03-W3, class 1A3, 7.5%, 2042

Holmes Financing PLC, FRB series 1,
class 2C, 2.526%, 2040

Footnote reads:
*These holdings represent 20.4% of the fund's net assets as of 3/31/03. The fund's holdings will change over time.


Among the fund's high-yield holdings, DirecTV and Nextel Communications performed well. Both companies have seen an increase in subscribers and have solid businesses, and both have taken steps to reduce debt. Nextel, in particular, has retired several billion dollars in corporate debt in the past year. Within the high-yield sector, however, the fund's aerospace holdings detracted from performance as a result of significant declines in air travel. In addition, some health-care holdings underperformed, including Healthsouth, a hospital owner that is struggling with allegations of accounting problems, and Fleming Companies, a food distributor serving the grocery-store industry. The fund has reduced these holdings, but we believe there is still value in both firms and anticipate that we will maintain the fund's current weightings.

We increased the fund's corporate investment-grade bond holdings at the beginning of the period and kept this sector's weighting high before cutting it back significantly near the period's end. This helped performance, as the sector rallied. Corporate investment-grade bonds had suffered greatly early in 2002 from the weakening economy and a wave of corporate-malfeasance allegations. Beginning in October 2002, however, these securities began to attract investors for many of the same reasons that corporate high-yield bonds had -- narrowing yield spreads, fewer credit problems, and a trend toward stronger balance sheets and lower debt. Toward the end of the period, after the fund had benefited from the rally, we felt that the sector's attractiveness had diminished and we reduced the weighting.

The mortgage-backed securities (MBSs) sector was another strong area for the fund, attracting investors who sought higher returns than Treasuries but also demanded higher credit quality and were willing to forego the additional yield that accompanied riskier bond sectors. Putnam's MBS team focused on keeping duration, or interest sensitivity, low, and diversified the fund's holdings across a range of maturities, coupons, and agencies.

The fund's international government bonds benefited from slowing global economies, especially in Europe, where the Swedish, French, and German bond markets performed well as inflation remained low and equity performance was weak. Our security and country selections in emerging markets were on target, but we were underweight in this sector, which detracted from the fund's performance relative to its benchmarks. Within emerging markets, the fund favored oil-exporting countries that were benefiting from higher oil prices and strengthening economies, such as Russia, Mexico, Colombia, and Bulgaria. Also as a result of our ongoing risk management, we were able to avoid being overexposed to countries such as Venezuela, Brazil, and Turkey, which performed poorly due to political and economic turmoil.

Please note that all sectors and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Kevin Cronin, Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, James Prusko, Michael Salm, and John Van Tassel.

OF SPECIAL INTEREST

* As a result of significant declines in the yields of shorter- and intermediate-duration bonds over the past several years, the level of income produced by the fund's holdings has declined. In February 2003, the fund lowered its distribution rate from $0.045 per share to $0.038 per share.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The outlook for the remainder of 2003 appears uncertain, as the end of the U.S. military campaign in Iraq has caused investors to refocus on the economy and corporate earnings. While consumer mortgage refinancing continues at a brisk pace due to low mortgage rates, which has helped keep consumer spending from sagging, corporate spending remains in the doldrums. Moreover, we have not seen a decrease in the unemployment rate.

Despite these uncertainties, we do not believe the economy is likely to contract, resulting in a "double-dip" recession. We expect moderate, albeit slow, growth for 2003, with the possibility of an increase in interest rates, especially if economic growth appears likely to strengthen. Overseas, we anticipate more of the same: with continued slow growth in Europe and uneven returns in emerging markets, some countries should continue to outperform, while others will likely remain volatile.

In such an environment, we believe that the sectors in which this fund invests, which are less sensitive to interest-rate movements than Treasuries, are well positioned to perform. In addition, the fund's emphasis on a shorter duration, which is designed to reduce sensitivity to interest-rate changes, may mitigate the impact of rising interest rates, if rates do indeed rise this year. In general, if investors remain skeptical about the stock market, we believe that they may continue to seek higher-yielding fixed-income securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 3/31/03

                                                         NAV      Market price
-------------------------------------------------------------------------------
6 months                                                9.44%         2.81%
-------------------------------------------------------------------------------
1 year                                                  8.45         11.63
-------------------------------------------------------------------------------
5 years                                                19.90         25.95
Annual average                                          3.70          4.72
-------------------------------------------------------------------------------
10 years                                               80.43         80.07
Annual average                                          6.08          6.06
-------------------------------------------------------------------------------
Life of fund
(since 4/29/88)
Annual average                                          7.50          6.67
-------------------------------------------------------------------------------
Performance does not reflect taxes on reinvested distributions.


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                                     Citigroup Non-  JP Morgan  Lipper Flexible
                         Lehman       U.S. World       Global     Income Funds
                       Government     Government     High Yield    category
                      Credit Index    Bond Index       Index+      average*
-------------------------------------------------------------------------------
6 months                  3.40%         10.02%         12.61%       10.16%
-------------------------------------------------------------------------------
1 year                   13.43          28.94           6.50         5.56
-------------------------------------------------------------------------------
5 years                  44.53          32.35           8.88        11.15
Annual average            7.65           5.77           1.72         1.89
-------------------------------------------------------------------------------
10 years                102.30          82.32             --        74.71
Annual average            7.30           6.19             --         5.66
-------------------------------------------------------------------------------
Life of fund
(since 4/29/88)
Annual average            8.59           6.78             --         7.63
-------------------------------------------------------------------------------

+ This comparative index replaced the CSFB High Yield Index on 12/30/02 because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund. The JP Morgan Global High Yield Index's inception date was 12/31/93.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 12, 12, 12, and 9 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

-------------------------------------------------------------------------------
Distributions (number)                                    6
-------------------------------------------------------------------------------
Income                                                 $0.256
-------------------------------------------------------------------------------
Capital gains                                            --
-------------------------------------------------------------------------------
  Total                                                $0.256
-------------------------------------------------------------------------------
Share value:                                        NAV      Market price
-------------------------------------------------------------------------------
9/30/02                                           $6.26        $6.38
-------------------------------------------------------------------------------
3/31/03                                            6.58         6.30
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 1                            6.93%        7.24%
-------------------------------------------------------------------------------
1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE INDEXES

Lehman Government Credit Index is an unmanaged index of U.S.
fixed-income securities.

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Standard & Poor's (S&P) 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)

CORPORATE BONDS AND NOTES (52.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
           $186,044 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    4 7/8s, 2008 (acquired 8/1/01, cost $186,044) (RES)                                    $186,091
            902,089 Interact Operating Co. notes 14s, 2003 (In default) (DEF)  (NON) (PIK)                       90
            200,000 Lamar Media Corp. bank term loan FRN 3 5/8s, 2010
                    (acquired 2/27/03, cost $200,000) (RES)                                                 199,850
            560,000 Lamar Media Corp. 144A sr. sub. notes 7 1/4s, 2013                                      581,700
                                                                                                      -------------
                                                                                                            967,731

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
            190,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                       204,250
            495,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                          426,938
            980,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                          950,600
            185,000 Dana Corp. notes 10 1/8s, 2010                                                          189,163
            710,000 Dana Corp. notes 9s, 2011                                                               695,800
            295,000 Dana Corp. notes 6 1/2s, 2009                                                           264,025
            360,000 Dana Corp. notes 6 1/4s, 2004                                                           359,100
EUR          50,000 Dana Corp. sr. notes 9s, 2011                                                            51,277
           $115,000 Delco Remy International, Inc. company guaranty 11s, 2009                                60,950
            215,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           109,650
            110,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                    91,850
            265,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                              253,075
          1,085,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                  878,850
            260,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                33,800
            545,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                70,850
            805,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         871,413
          1,070,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       1,120,825
EUR         215,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       243,361
           $260,000 Tenneco Automotive, Inc. company guaranty Ser. B, 11 5/8s, 2009                         198,250
            200,000 TRW Automotive bank term loan FRN 5.313s, 2011
                    (acquired 2/21/03, cost $199,000) (RES)                                                 196,844
                                                                                                      -------------
                                                                                                          7,270,871

Basic Materials (6.1%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                            10,594
            960,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         1,036,800
             50,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               54,875
            255,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            234,600
          1,020,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                            938,400
            154,657 Appleton Papers, Inc. bank term loan FRN 4.596s, 2006
                    (acquired 6/4/02, cost $155,237) (RES)                                                  154,980
          1,050,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                          1,183,875
            780,000 Armco, Inc. sr. notes 9s, 2007                                                          744,900
            845,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                            718,250
            610,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                             222,650
            530,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                                 583,000
            200,000 Crown Cork & Seal Company, Inc. bank term loan FRN
                    5.54s, 2008 (acquired 2/21/03, cost $198,000) (RES)                                     199,250
            989,400 Doe Run Resources Corp. company guaranty Ser. A1, 11 3/4s, 2008 (PIK)                   395,760
            765,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                               780,500
            195,000 Equistar Chemical notes 6 1/2s, 2006                                                    175,500
            185,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                167,425
          1,200,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         1,149,000
            105,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                      116,083
EUR         215,000 Fort James Corp. company guaranty 4 3/4s, 2004                                          222,837
           $450,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                460,125
            505,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                499,950
            300,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                282,000
            265,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                255,725
            685,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                       710,688
            200,000 Graham Packaging bank term loan FRN 5.563s, 2010
                    (acquired 2/18/03, cost $199,000) (RES)                                                 198,602
             90,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                       48,600
            200,000 Hercules, Inc. bank term loan FRN Ser. B, 4.466s, 2007
                    (acquired 12/17/02, cost $199,500) (RES)                                                199,917
          1,495,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         1,689,350
            571,184 Huntsman Corp. bank term loan FRN Ser. A, 6.004s, 2007
                    (acquired various dates from 3/1/02 to 7/17/02, cost $459,742) (RES)                    473,511
            274,005 Huntsman Corp. bank term loan FRN Ser. B, 7.375s, 2007
                    (acquired various dates from 3/1/02 to 6/10/02, cost $220,684) (RES)                    227,150
          1,250,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           1,187,500
          1,450,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      362,500
EUR         495,000 Huntsman International, LLC sr. sub. notes Ser. EXCH, 10 1/8s, 2009                     467,139
           $270,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                                 292,950
            440,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 479,600
             75,000 IMC Global, Inc. notes 6.55s, 2005                                                       74,250
            185,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           197,025
          1,385,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               1,476,756
            235,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                                 226,775
             60,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s, 2006
                    (In default) (NON)                                                                       37,200
          1,685,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2049
                    (In default) (NON)                                                                       67,400
             40,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                           44,539
            340,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                    374,000
            335,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                               346,725
            190,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                     184,300
          1,170,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,170,000
            765,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                      711,450
            350,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                      339,500
EUR         800,000 MDP Acquisitions PLC sr. notes, 10 1/8s, 2012 (Ireland)                                 885,892
            $11,304 MDP Acquisitions PLC 144A sub. notes 15 1/2s, 2013 (Ireland)                             12,152
EUR         210,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                          247,668
         $1,155,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 1,247,400
            325,000 Millenium America, Inc. company guaranty 7s, 2006                                       320,938
            500,000 Noveon International bonds 13s, 2011                                                    500,000
            460,000 Noveon International company guaranty Ser. B, 11s, 2011                                 503,700
            935,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                            748,000
            475,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                     460,750
            347,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                           364,784
            975,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    1,011,563
            509,465 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                  392,288
            185,000 Phelps Dodge Corp. sr. notes 8 3/4s, 2011                                               200,407
            256,488 Pioneer Cos., Inc. sec. FRN 4.79s, 2006                                                 189,801
            805,000 Potlatch Corp. company guaranty 10s, 2011                                               871,413
            275,000 Riverwood International Corp. bank term loan FRN Ser. C,
                    3.861s, 2008 (acquired 4/24/02, cost $275,000) (RES)                                    273,024
          2,215,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                          2,292,525
            755,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             588,900
            415,000 Salt Holdings Corp. 144A sr. notes stepped-coupon zero %
                    (12 3/4s, 12/15/07), 2012 (STP)                                                         263,525
            120,000 Smurfit-Stone Container Corp. company guaranty 8 1/4s, 2012                             128,400
            750,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                            577,500
            960,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                      984,000
            137,417 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                                     116,117
            930,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          1,036,950
            350,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            383,250
            760,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                            807,500
            500,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                  536,250
            705,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          721,744
            150,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                          153,563
             80,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012 (Canada)                           78,800
            300,000 Tembec Industries, Inc. sr. notes 8 5/8s, 2009                                          304,500
             50,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                   29,000
            200,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          116,000
            610,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                       542,900
            510,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             153,000
             38,500 Weirton Steel Corp. sr. notes FRN 10s, 2008                                               3,850
            780,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                 3,900
            410,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       319,800
                                                                                                      -------------
                                                                                                         40,546,260

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,075,000 American Standard Cos., Inc. company guaranty 7 5/8s, 2010                            1,171,750
            270,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                                280,125
            320,000 Building Materials Corp. company guaranty 8s, 2008                                      256,000
            890,000 Dayton Superior Corp. company guaranty 13s, 2009                                        738,700
            195,000 NCI Building Systems, Inc. bank term loan FRN Ser. B,
                    4.29s, 2008 (acquired 9/4/02, cost $195,000) (RES)                                      195,244
            450,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             465,750
             90,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                         92,925
            330,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        340,725
          1,510,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                     362,400
                                                                                                      -------------
                                                                                                          3,903,619

Capital Goods (4.7%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. A, 6 3/4s, 2004
                    (acquired 9/12/02, cost $175,000) (RES)                                                 150,000
            230,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009 (In default) (NON)                11,500
            700,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        633,500
            222,462 Alliant Techsystems, Inc. bank term loan FRN Ser. C, 3.68s, 2009
                    (acquired 5/7/02, cost $222,462) (RES)                                                  222,490
             36,385 Allied Waste Industries, Inc. bank term loan FRN 4.304s, 2007
                    (acquired 2/27/02, cost $35,931) (RES)                                                   36,271
            298,502 Allied Waste Industries, Inc. bank term loan FRN 4.04s, 2006
                    (acquired various dates from 10/22/01 to 2/27/02, cost $293,729) (RES)                  297,569
          2,135,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                   2,215,063
            400,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 7/8s, 2008                  421,500
            980,000 Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s, 2008                1,025,325
             20,000 Allied Waste North America, Inc. company guaranty Ser. B, 7 5/8s, 2006                   20,275
          1,430,000 Allied Waste North America, Inc. 144A company guaranty 9 1/4s, 2012                   1,521,163
            330,000 Allied Waste North America, Inc. 144A Structured Notes 8.2s, 2006
                    (issued by Credit and Repackaged Securities, Ltd.) (Cayman Islands)                     341,055
            640,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                           438,400
          1,320,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         1,089,000
            200,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   165,000
            535,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          353,100
            135,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                   84,375
            670,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      432,150
            290,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                     303,050
          1,180,000 Blount, Inc. company guaranty 13s, 2009                                                 826,000
            280,000 Blount, Inc. company guaranty 7s, 2005                                                  247,800
            555,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         599,400
            270,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                 255,150
            125,000 Casella Waste Systems, Inc. bank term loan FRN Ser. B, 4.563s, 2010
                    (acquired 1/22/03, cost $125,000) (RES)                                                 125,430
          1,440,000 Crown Holdings SA 144A sec. notes 9 1/2s, 2011 (France)                               1,438,200
          1,000,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                        510,000
            615,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                          633,450
            820,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                          869,200
            103,657 Flowserve Corp. bank term loan FRN Ser. C, 4.165s, 2009
                    (acquired 4/30/02, cost $103,657) (RES)                                                 103,462
            505,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          560,550
EUR          95,000 Flowserve Finance BV company guaranty 12 1/4s, 2010 (Netherlands)                       113,491
            $95,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                    54,150
            665,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                598,500
            530,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                  132,500
            460,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (In default) (NON) (STP)                                             9,200
            420,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                 235,200
            375,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 5/8s, 2010                                397,500
            305,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                323,300
            330,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                              346,088
          1,150,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,206,063
            140,000 L-3 Communications Corp. 144A Structured Notes 8 1/2s, 2006
                    (Issued by Credit and Repackaged Securities, Ltd.) (Cayman Islands)                     156,310
          1,570,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                             785,000
            245,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                                254,800
EUR         190,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                205,217
           $396,876 Michigan Electric Transmission Co./Michigan Electric Transmission, Inc.
                    bank term loan FRN Ser. B, 3.81s, 2007 (acquired various dates
                    from 4/22/02 to 5/3/02, cost $399,126) (RES)                                            397,041
            410,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             412,050
          1,035,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  905,625
          1,405,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    1,433,100
            550,000 Owens-Brockway Glass 144A sec. sr. notes 8 3/4s, 2012                                   558,250
            135,000 Owens-Brockway Glass 144A sec. sr. notes 8 3/4s, 2012 (Fungible)                        137,025
            700,000 Pliant Corp. company guaranty 13s, 2010                                                 637,000
            145,000 Pliant Corp. sr. sub. notes 13s, 2010                                                   131,950
            295,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                         313,438
            660,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                            554,400
          1,220,000 Sequa Corp. sr. notes 9s, 2009                                                        1,207,800
            160,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              157,200
             42,524 SPX Corp. bank term loan FRN Ser. B, 3.563s, 2009
                    (acquired 7/23/02, cost $42,524) (RES)                                                   42,362
             70,837 SPX Corp. bank term loan FRN Ser. C, 3.813s, 2010
                    (acquired 7/23/02, cost $70,837) (RES)                                                   70,567
            235,000 Sweetheart Cup Co. sr. sub. notes 12s, 2003                                             193,875
            955,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 859,500
            135,000 Terex Corp. company guaranty 8 7/8s, 2008                                               132,638
            750,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      772,500
            260,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       257,400
            198,558 Trimas Corp. bank term loan FRN 4.438s, 2009
                    (acquired 6/5/02, cost $198,558) (RES)                                                  198,637
            435,000 Trimas Corp. company guaranty 9 7/8s, 2012                                              439,350
            150,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                         151,500
            272,973 United Defense Industries, Inc. bank term loan FRN Ser. B, 3.56s, 2009
                    (acquired various dates from 10/19/01 to 7/1/02, cost $272,973) (RES)                   272,973
                                                                                                      -------------
                                                                                                         30,982,928

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            380,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                      414,200
            143,242 Coinmach Corp. bank term loan FRN Ser. B, 4.412s, 2009
                    (acquired 1/31/02, cost $143,062) (RES)                                                 143,331
          1,195,000 Coinmach Corp. sr. notes 9s, 2010                                                     1,260,725
            150,000 Corrections Corporation of America bank term loan FRN 4.841s,
                    2008 (acquired 2/24/03, cost $150,188) (RES)                                            149,775
            503,128 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                           10,063
DEM       1,519,975 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        16,957
           $645,000 IESI Corp. company guaranty 10 1/4s, 2012                                               651,450
            655,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006 (In default) (NON)           6,550
            290,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                           300,150
            675,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                   656,438
                                                                                                      -------------
                                                                                                          3,609,639

Communication Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                           75,600
            640,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                   320,000
            280,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   131,600
          1,623,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   503,130
          1,090,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                   267,050
            475,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             427,500
            550,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                       66,000
            249,375 Bell Actimedia bank term loan FRN Ser. C, 5.661s, 2010
                    (acquired 11/26/02, cost $246,881) (RES)                                                250,985
            775,631 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                           15,513
            850,000 Crown Castle International Corp. sr. disc. notes stepped-coupon
                    zero % (10 3/8s, 5/15/04), 2011 (STP)                                                   688,500
            765,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                 699,975
             90,000 Crown Castle International Corp. sr. notes 9s, 2011                                      77,850
          2,430,000 Cybernet Internet Services International, Inc. 144A cv. sr. disc. notes stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark)
                    (In default) (NON) (STP)                                                                  2,430
            940,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              893,000
             80,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/03), 2008 (In default) (NON) (STP)                                          8
            295,080 Globix Corp. company guaranty 11s, 2008 (PIK)                                           209,507
            160,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                         19,200
             60,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008
                    (In default) (NON)                                                                       38,700
            910,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05), 2010
                    (In default) (NON) (STP)                                                                 45,500
            506,000 IWO Holdings, Inc. company guaranty 14s, 2011                                            91,080
            580,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                         81,200
            190,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                            3,800
            530,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                    15,900
            570,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008 (In default) (NON)            17,100
            900,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s, 2006 (Canada)
                    (In default) (NON)                                                                       51,750
            221,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                       152,490
            950,000 Nextel Communications, Inc. bank term loan FRN Ser. A, 2 5/8s, 2007
                    (acquired 11/1/02, cost $828,875) (RES)                                                 898,278
            124,375 Nextel Communications, Inc. bank term loan FRN Ser. B, 4 3/4s, 2008
                    (acquired 12/19/02, cost $115,046) (RES)                                                121,010
            124,375 Nextel Communications, Inc. bank term loan FRN Ser. C, 5s, 2008
                    (acquired 12/19/02, cost $115,046) (RES)                                                121,010
             15,000 Nextel Communications, Inc. sr. disc. notes zero %, 2008                                 15,638
             15,000 Nextel Communications, Inc. sr. notes 12s, 2008                                          16,125
            735,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      775,425
          1,195,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    1,254,750
            165,000 Nextel Communications, Inc. 144A sr. disc. notes 10.65s, 2007                           172,013
          1,995,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                             1,835,400
            520,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                           533,000
            620,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                136,400
            490,000 PanAmSat Corp. bank term loan FRN Ser. B, 4.81s, 2009
                    (acquired 2/21/02, cost $489,388) (RES)                                                 484,079
            830,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                            854,900
          1,785,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                   1,896,563
          2,611,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                         2,754,605
            103,011 Rhythms NetConnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)               2,060
             50,000 Rogers Cantel, Ltd. debs. 9 3/8s, 2008 (Canada)                                          51,625
            770,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                  766,150
            280,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  296,800
            270,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                195,075
             93,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       106,253
          2,120,000 Telus Corp. notes 8s, 2011 (Canada)                                                   2,247,200
          1,300,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                               1,371,500
            199,500 Time Warner Telecom, Inc. bank term loan FRN Ser. B, 5.29s, 2009
                    (acquired 1/15/03, cost $174,563) (RES)                                                 169,376
            350,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       276,500
            340,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        268,600
             80,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                           68,400
            810,000 Triton PCS, Inc. company guaranty stepped-coupon zero %,
                    (11s, 5/1/03), 2008 (STP)                                                               741,150
            510,000 TSI Telecommunication Services, Inc. company guaranty Ser. B,
                    12 3/4s, 2009                                                                           470,475
            390,000 U S West, Inc. notes 5 5/8s, 2008                                                       354,900
            417,000 UbiquiTel Operating Co. 144A company guaranty stepped-coupon,
                    zero % (14s, 4/15/05), 2010 (STP)                                                       104,250
            900,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                                          148,500
            405,000 US West Capital Funding, Inc. company guaranty 6 1/4s, 2005                             341,213
                                                                                                      -------------
                                                                                                         24,994,591

Conglomerates (0.6%)
-------------------------------------------------------------------------------------------------------------------
            365,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                       348,575
          1,860,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                     1,813,500
            225,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                       222,750
          1,420,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           1,327,700
                                                                                                      -------------
                                                                                                          3,712,525

Consumer Staples (8.8%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                              51,500
          1,020,000 Acme Television company guaranty 10 7/8s, 2004                                        1,048,050
             40,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005
                    (In default) (NON)                                                                       16,000
            215,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010
                    (In default) (NON)                                                                       87,075
             50,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009
                    (In default) (NON)                                                                       20,500
            341,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                      136,400
            580,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009
                    (In default) (NON)                                                                      232,000
            260,000 Ahold Finance USA eurobonds 6 3/8s, 2005                                                235,438
            530,000 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012                                     528,675
            245,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                     243,775
            640,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     638,400
            447,726 American Seafood Group, LLC bank term loan FRN Ser. B, 4.56s, 2009
                    (acquired 4/11/02, cost $447,279) (RES)                                                 448,986
            222,585 AMF Bowling Worldwide bank term loan FRN Ser. B, 6.003s, 2008
                    (acquired 3/1/02, cost $222,028) (RES)                                                  221,843
            325,931 Archibald Candy Corp. company guaranty 10s, 2007 (PIK)                                  228,152
            635,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                  696,913
            140,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                   65,800
            415,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             195,050
             10,263 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia) (In default) (NO              1
            230,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        257,600
          1,660,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      1,776,200
            194,278 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2005
                    (acquired 10/4/02, cost $189,382) (RES)                                                 191,970
            900,000 Century Cable Holdings bank term loan FRN 6 1/4s, 2009
                    (acquired various dates from 6/5/02 to 6/11/02, cost $749,082) (RES)                    635,000
          1,680,000 Chancellor Media Corp. company guaranty 8s, 2008                                      1,896,300
            159,597 Charter Communications Holdings, LLC bank term loan FRN Ser. B,
                    4.12s, 2008 (acquired 1/9/03, cost $138,650) (RES)                                      138,813
            410,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                                    120,950
            610,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (13 1/2s, 1/15/06), 2011 (STP)                                    183,000
            610,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                    216,550
          1,595,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                           709,775
            860,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                           397,750
            420,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 1/4s, 2010                                                                           185,850
            660,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2011                                                                               306,900
            600,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                            279,000
             95,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                             43,938
             90,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                             41,850
          1,600,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                1,632,000
            185,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                         196,563
            150,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                158,250
            305,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                            322,538
            425,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                          444,125
            570,000 Cott Beverages USA, Inc. company guaranty 8s, 2011                                      604,200
            150,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                               151,500
            360,000 Cumulus Media, Inc. bank term loan FRN Ser. B, 4.313s, 2007
                    (acquired 3/20/02, cost $360,000) (RES)                                                 361,736
            170,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                   173,400
            210,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                   222,600
            560,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                        593,600
            250,000 Del Monte Foods Co. bank term loan FRN Ser. B, 5.049s, 2010
                    (acquired 12/16/02, cost $248,750) (RES)                                                251,750
            120,000 DirecTV bank term loan FRN 4.83s, 2010
                    (acquired 3/4/03, cost $120,000) (RES)                                                  119,738
          1,675,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                     1,846,688
          2,742,000 Diva Systems Corp. sr. disc. notes Ser. B, zero %, 2008 (In default) (NON)               75,405
          1,370,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                        1,233,000
             90,000 Dole Food Co. bank term loan FRN Ser. B 5.13s, 2008
                    (acquired 3/28/03, cost $90,000) (RES)                                                   90,338
            460,000 Dole Food Co. 144A sr. notes 8 7/8s, 2011                                               478,400
            420,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                   450,450
            380,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                254,600
          2,515,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                            2,766,500
            390,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               415,350
          2,325,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                             2,534,250
GBP         120,000 EMI Group eurobonds 8 1/4s, 2008 (United Kingdom)                                       166,532
           $198,000 Emmis Communications Corp. bank term loan FRN Ser. C, 3.606s, 2009
                    (acquired 6/20/02, cost $197,753) (RES)                                                 198,000
            235,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                        244,988
            309,000 Emmis Communications Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 3/15/06), 2011 (STP)                                                          264,195
            625,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008                                       128,125
            515,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010                                               103,000
            290,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                          284,200
            265,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 265,000
             45,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                  44,213
            610,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  587,125
            820,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  709,300
            415,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                     451,313
            880,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                    906,400
            445,000 Insight Communications Co., Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/4s, 2/15/06), 2011 (STP)                                                          315,950
             70,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN 4.063s, 2009
                    (acquired 1/9/01, cost $69,895) (RES)                                                    67,506
             95,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009                          98,088
            228,186 Jostens, Inc. bank term loan FRN Ser. C, 4.042s, 2009
                    (acquired 7/30/02, cost $228,186) (RES)                                                 228,091
            870,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              993,975
             35,000 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                             25,550
            400,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                               240,000
            250,000 LIN Television Corp. company guaranty 8s, 2008                                          266,250
            300,000 MGM Studios bank term loan FRN 4.28s, 2008
                    (acquired 6/10/02, cost $300,000) (RES)                                                 298,406
            320,000 Moore North America Finance, Inc. 144A sr. notes 7 7/8s, 2011                           329,600
            910,000 News America Holdings, Inc. company guaranty 9 1/4s, 2013                             1,155,471
             61,486 Nexstar Broadcasting bank term loan FRN 4.34s, 2011
                    (acquired 2/05/03, cost $61,486) (RES)                                                   61,576
             26,014 Nexstar Mission Broadcasting bank term loan FRN 4.34s, 2011
                    (acquired 2/05/03, cost $26,014) (RES)                                                   26,052
          1,115,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         1,115,000
            500,000 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010
                    (acquired 6/20/02, cost $435,750) (RES)                                                 401,364
            $15,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                    $11,850
             60,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                              45,600
            400,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               316,000
            199,000 Playtex Products, Inc. bank term loan FRN 3.626s, 2009
                    (acquired 6/3/02, cost $199,000) (RES)                                                  198,046
            625,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                    678,125
            480,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                                30,000
            650,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                    708,500
            260,000 Premier Parks, Inc. sr. disc. notes stepped-coupon, zero %
                    (10s, 4/1/03), 2008 (STP)                                                               253,175
          1,000,000 Premier Parks, Inc. sr. notes 10s, 2007                                                 970,000
          1,160,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   1,009,200
          1,896,149 Quorum Broadcast Holdings, LLC notes stepped-coupon zero %
                    (15s, 5/15/06), 2009 (STP)                                                            1,303,223
            835,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005 (In default) (NON)                 334,000
            133,500 Rayovac Corp. bank term loan FRN Ser. B, 5.086s, 2009
                    (acquired 9/26/02, cost $133,367) (RES)                                                 133,500
            352,000 RCN Corp. sr. disc. notes Ser. B, zero %, 2008                                           96,800
            400,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                               432,000
            295,000 Remington Arms Co., Inc. 144A company guaranty 10 1/2s, 2011                            315,650
            465,000 Revlon Consumer Products sr. notes 9s, 2006                                             279,000
            360,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         216,000
            675,000 Rite Aid Corp. notes 7 1/8s, 2007                                                       594,844
            560,000 Rite Aid Corp. 144A notes 9 1/2s, 2011                                                  579,600
            550,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          583,000
            247,503 Roundy's, Inc. bank term loan FRN 3.774s, 2009
                    (acquired 6/3/02, cost $247,503) (RES)                                                  247,039
          1,681,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          1,475,078
            550,000 Sbarro, Inc. company guaranty 11s, 2009                                                 503,250
            470,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          498,200
            306,645 Shoppers Drug Mart bank term loan FRN Ser. F, 3.273s, 2009
                    (acquired various dates from 5/22/02 to 5/29/02, cost $307,895) (RES)                   306,677
            800,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         80
            340,000 Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011                            360,400
            375,000 Sinclair Broadcast Group, Inc. 144A company guaranty 8s, 2012                           387,188
            187,500 Six Flags, Inc. bank term loan FRN Ser. B, 3.59s, 2009
                    (acquired 1/15/03, cost $187,266) (RES)                                                 184,727
            200,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  190,000
          1,455,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                1,349,513
            200,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                              198,000
          1,437,000 Southland Corp. debs. Ser. B, 4s, 2004                                                1,411,853
            164,605 Suiza Foods Corp. bank term loan FRN Ser. B, 3.54s, 2008
                    (acquired 12/10/01, cost $165,702) (RES)                                                164,306
          1,270,000 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)
                    (In default) (NON)                                                                      241,300
            260,000 TeleWest Communications PLC debs. 9 5/8s, 2006 (United Kingdom)
                    (In default) (NON)                                                                       49,400
            200,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s, 2010
                    (United Kingdom) (In default) (NON)                                                      39,000
             80,000 TeleWest Communications PLC 144A sr. notes 11 1/4s, 2008
                    (United Kingdom) (In default) (NON)                                                      15,200
          1,749,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)
                    (In default) (NON)                                                                      113,685
          1,770,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                          115,050
            130,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009 (Netherlands)
                    (In default) (NON)                                                                       12,350
            895,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                      196,900
          1,196,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   1,267,760
             82,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                           82,820
             60,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                 67,650
            265,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                288,850
          1,060,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               1,139,500
                                                                                                      -------------
                                                                                                         57,822,144

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------
            710,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               743,725
            640,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         684,800
            340,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                       369,750
            770,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                   810,425
            155,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                  163,525
            580,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                     593,050
            875,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                                 936,250
            130,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                               135,850
            695,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                             688,050
            215,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                        218,763
            400,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                    420,000
            200,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                          201,000
            300,000 Forest Oil Corp. sr. notes 8s, 2011                                                     312,750
            450,000 Forest Oil Corp. sr. notes 8s, 2008                                                     469,125
          3,710,000 Gazprom OAO 144A notes 9 5/8s, 2013 (Russia)                                          3,832,430
            395,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                420,181
             80,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               83,800
            145,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                               155,513
            480,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                          288,000
            700,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         752,500
            540,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                              564,300
             90,000 Peabody Energy Corp. bank term loan FRN 3.778s, 2010
                    (acquired 3/20/03, cost $90,000) (RES)                                                   90,300
EUR         360,000 Pemex Project Funding Master Trust 144A company guaranty
                    6 5/8s, 2010                                                                            393,938
         $2,750,000 Petronas Capital, Ltd. company guaranty 7s, 2012 (Malaysia)                           2,976,875
          2,170,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012 (Malaysia)                      2,349,025
          2,260,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           2,694,917
            115,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                             119,225
            380,000 Plains All American Pipeline LP/Plains All American Finance Corp.
                    company guaranty 7 3/4s, 2012                                                           410,400
            670,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  720,250
            800,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   830,000
            270,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005 (In default) (NON)            29,700
            745,000 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes 10 1/4s, 2013                  737,550
            160,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        166,400
            710,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                          734,850
            330,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                           343,200
            470,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                            470,000
            740,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                               680,800
            670,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                          702,663
            405,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     429,300
            145,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     145,000
            700,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                  747,250
            380,000 Westport Resources Corp. 144A company guaranty 8 1/4s, 2011                             406,600
            500,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004 (In default) (NON)                        150,000
            195,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                 210,113
            110,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                               114,950
                                                                                                      -------------
                                                                                                         29,497,093

Financial (2.1%)
-------------------------------------------------------------------------------------------------------------------
            460,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                  461,150
             23,126 Comdisco Holding Co., Inc./Comdisco, Inc. sec. notes Ser. B, 11s, 2005                   23,126
            790,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    213,300
            120,000 Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)                                 119,550
            765,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                             803,250
          2,192,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   772,680
            220,724 Hilb, Rogal & Hamilton Co. bank term loan FRN 4.063s, 2007
                    (acquired 6/20/02, cost $220,724) (RES)                                                 221,000
            302,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                    755
            825,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                        888,938
            250,000 iStar Financial, Inc. sr. notes 7s, 2008                                                257,500
            200,000 ITC Holdings Corp. bank term loan FRN 5.05s, 2009
                    (acquired 2/27/03, cost $200,000) (RES)                                                 200,500
            200,000 ITC OPCO bank term loan FRN 3.8s, 2009
                    (acquired 2/27/03, cost $199,750) (RES)                                                 199,375
          4,530,000 JP Morgan HYDI 144A notes 8 3/4s, 2007                                                4,699,875
            258,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)                1,290
            112,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               113,120
            770,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         770,000
          2,065,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,472,838
            630,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                     629,908
            355,543 Veridian Corp. bank term loan FRN 4.756s, 2008
                    (acquired 9/20/02, cost $355,543) (RES)                                                 356,565
            540,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                          540,000
             95,000 Yell Finance BV sr. notes 10 3/4s, 2011 (Netherlands)                                   105,450
                                                                                                      -------------
                                                                                                         13,850,170

Gaming & Lottery (3.5%)
-------------------------------------------------------------------------------------------------------------------
            470,000 Aladdin Gaming Holdings, LLC sr. disc. notes Ser. B, 13 1/2s, 2010
                    (In default) (NON)                                                                        3,525
            420,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                  455,700
            650,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        705,250
            160,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               169,600
            330,000 Borgata Resorts bank term loan FRN 5.339s, 2007
                    (acquired 6/5/02, cost $329,175) (RES)                                                  326,700
            750,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                           791,250
            310,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                              326,275
            675,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                    722,250
            225,000 Herbst Gaming, Inc. 144A sec. sr. notes 10 3/4s, 2008                                   240,750
          1,030,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 1,107,250
            520,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              451,100
            940,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                 991,700
            720,000 International Game Technology sr. notes 8 3/8s, 2009                                    858,853
          1,710,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,801,429
            855,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                           820,800
             80,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                             87,600
             50,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                        52,375
          1,970,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        2,176,850
            490,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                                 502,250
            105,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  110,250
            970,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           1,020,925
            200,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                             208,750
            700,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                                 722,750
            155,000 MTR Gaming Group, Inc. 144A company guaranty 9 3/4s, 2010                               158,100
          1,020,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 1,040,400
            395,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              419,688
            115,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                              118,738
            200,000 Penn National Gaming, Inc. bank term loan FRN 5.31s, 2010
                    (acquired 2/19/03, cost $199,750) (RES)                                                 199,800
            330,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                       356,400
            865,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                  882,300
            220,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                        191,400
            750,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                           652,500
            450,000 Riviera Holdings Corp. company guaranty 11s, 2010                                       388,125
            249,375 Scientific Gaming bank term loan FRN Ser. B, 4.81s, 2008
                    (acquired 12/11/02, cost $248,128) (RES)                                                249,297
            750,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            800,625
            410,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                           319,800
          1,145,000 Trump Casino Holdings, LLC 144A mtge. 11 5/8s, 2010                                   1,096,338
             90,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                  90,338
          1,420,000 Venetian Casino Resort, LLC company guaranty 11s, 2010                                1,485,675
            100,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                              99,000
                                                                                                      -------------
                                                                                                         23,202,706

Health Care (4.0%)
-------------------------------------------------------------------------------------------------------------------
            149,625 Advanced Medical Optics, Inc. bank term loan FRN 4.64s, 2008
                    (acquired 6/17/02, cost $149,438) (RES)                                                 149,775
            290,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                              298,700
            275,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                           314,531
          1,010,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         1,030,200
          1,725,700 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 1,561,759
             14,200 Alderwoods Group, Inc. company guaranty 11s, 2007                                        14,200
            697,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                     665,635
            560,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          604,800
            435,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                     456,750
            360,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         397,800
            870,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      906,975
            298,500 Community Health Systems, Inc. bank term loan FRN Ser. B, 3.84s,
                    2010 (acquired 7/11/02, cost $298,500) (RES)                                            296,914
            760,000 Conmed Corp. company guaranty 9s, 2008                                                  786,600
            185,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                        205,350
            296,290 DaVita, Inc. bank term loan FRN Ser. B, 4.479s, 2009
                    (acquired 4/26/02, cost $295,920) (RES)                                                 296,401
            500,000 Extendicare Health Services, Inc. company guaranty 9 1/2s, 2010                         495,000
            200,000 Fisher Scientific International, Inc. bank term loan FRN 3.813s, 2010
                    (acquired 2/13/03, cost $200,000) (RES)                                                 200,650
            200,000 Fresenius Medical Care AG bank term loan FRN 3.821s, 2010
                    (acquired 2/18/03, cost $200,000) (RES)                                                 200,229
             37,719 Genesis Health Ventures, Inc. sec. notes FRN 6.38s, 2007                                 37,342
            605,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                            647,350
            145,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              153,700
          1,500,000 HCA, Inc. med. term notes 8.85s, 2007                                                 1,694,552
            560,000 HCA, Inc. notes 8 3/4s, 2010                                                            649,886
          1,240,000 HCA, Inc. notes 7s, 2007                                                              1,332,680
            905,000 Healthsouth Corp. notes 7 5/8s, 2012 (In default) (NON)                                 411,775
            610,000 Healthsouth Corp. sr. notes 8 1/2s, 2008 (In default) (NON)                             280,600
            245,000 Healthsouth Corp. sr. notes 8 3/8s, 2011 (In default) (NON)                             112,700
            765,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008 (In default) (NON)                        95,625
            400,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                       440,000
          1,000,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                       21,250
            380,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                        8,550
            165,320 Kinetic Concepts, Inc. bank term loan FRN Ser. C, 4.04s, 2005
                    (acquired 11/15/01, cost $165,527) (RES)                                                164,907
            735,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            764,400
          1,440,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008 (In default) (NON)               374,400
            270,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007 (In default) (NON)           226,800
            560,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                     56
            925,000 MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012                                   860,250
          1,590,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          31,800
EUR         385,000 NYCO Holdings 144A 11 1/2s, 2013                                                        420,035
           $570,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                    614,175
          1,135,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                        1,231,475
            160,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                                158,000
             75,000 Service Corp. International notes 7.7s, 2009                                             74,063
             75,000 Service Corp. International notes 7.2s, 2006                                             73,875
            110,000 Service Corp. International notes 6 1/2s, 2008                                          105,325
          1,580,000 Service Corp. International notes 6s, 2005                                            1,574,075
            270,000 Service Corp. International notes Ser. (a), 7.7s, 2009                                  265,275
            720,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                           795,600
            260,000 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                                           249,600
            405,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                           387,788
            130,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                           128,050
          1,995,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           2,199,488
            635,567 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.31s, 2008
                    (acquired 4/24/01, cost $634,931) (RES)                                                 637,445
            100,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                             108,000
            305,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                                326,350
                                                                                                      -------------
                                                                                                         26,539,511

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
            430,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                    449,350
            290,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                         307,400
            630,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                655,200
            530,000 Del Webb Corp. sr. sub. debs. 9 3/8s, 2009                                              556,500
            450,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                           497,250
            335,000 K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012                            336,675
            130,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                132,275
            625,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     673,438
             60,000 KB Home sr. sub. notes 7 3/4s, 2010                                                      61,200
            810,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               909,225
            140,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          143,325
            445,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                      485,050
             40,000 Schuler Homes, Inc. company guaranty 9s, 2008                                            41,700
            290,000 Toll Corp. company guaranty 8 1/8s, 2009                                                300,150
            250,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  260,625
             75,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                     76,500
            530,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                     508,800
                                                                                                      -------------
                                                                                                          6,394,663

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            701,000 Sealy Mattress Co. company guaranty Ser. B, zero %, 2002                                733,421
            890,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  916,700
                                                                                                      -------------
                                                                                                          1,650,121

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Capstar Hotel Co. sr. sub. notes 8 3/4s, 2007                                            26,400
          1,290,000 FelCor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   1,180,350
            161,000 FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)                                     140,070
            850,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  854,250
          4,820,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            4,530,800
            250,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      241,250
            585,000 ITT Corp. notes 6 3/4s, 2005                                                            593,775
          1,510,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                      1,483,575
            215,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                            183,825
            520,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                        525,200
            100,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 7/8s, 2012                       100,000
            390,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 3/8s, 2007                       388,538
                                                                                                      -------------
                                                                                                         10,248,033

Publishing (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,565,000 Affinity Group Holdings sr. notes 11s, 2007                                           1,576,738
            270,000 CanWest Media, Inc. 144A notes 7 5/8s, 2013 (Canada)                                    276,075
            670,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               687,588
             80,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                        81,200
            450,000 Hollinger International Publishing, Inc. 144A sr. notes 9s, 2010                        475,875
          1,944,015 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)             1,963,455
            530,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011 (In default) (NON)                   7,950
            490,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                         476,525
            120,000 Moore Wallace bank term loan FRN 6.25s, 2010
                    (acquired 3/13/03, cost $120,000) (RES)                                                 120,225
            200,000 PRIMEDIA, Inc. bank term loan FRN 4.589s, 2009
                    (acquired 2/10/03, cost $191,500) (RES)                                                 190,100
          1,455,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          1,465,913
            350,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            336,875
            770,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    762,300
            350,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                 265,125
            910,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                   987,350
            249,375 RH Donnelley Finance Corp. I bank term loan FRN Ser. B, 5.314s, 2010
                    (acquired 12/04/02, cost $246,881) (RES)                                                250,761
            705,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                                777,263
            820,000 RH Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                          936,850
            168,913 Sum Media bank term loan FRN 3.849s, 2009
                    (acquired 2/4/03, cost $168,913) (RES)                                                  168,860
            690,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                     717,600
            185,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                               192,400
            920,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                  926,900
            100,000 Von Hoffman Press, Inc. company guaranty FRN 10 3/8s, 2007                               87,000
            122,603 Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                            85,822
                                                                                                      -------------
                                                                                                         13,816,750

Retail (1.1%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Advance Stores bank term loan FRN 4.081s Ser. C, 2007
                    (acquired 3/4/03, cost $120,000) (RES)                                                  119,970
            480,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               492,600
            570,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                                 485,925
            885,000 Autonation, Inc. company guaranty 9s, 2008                                              933,675
            335,000 Gap, Inc. (The) notes 6.9s, 2007                                                        345,888
            375,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                               388,125
          1,315,000 JC Penney Co., Inc. notes 9s, 2012                                                    1,387,325
             30,000 JC Penney Co., Inc. notes 8s, 2010                                                       31,050
            320,000 JC Penney Co., Inc. notes Ser. A MTN, 7.05s, 2005                                       324,800
            390,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          398,775
          1,580,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              1,607,650
            515,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                   502,125
                                                                                                      -------------
                                                                                                          7,017,908

Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------
            630,000 AMI Semiconductor, Inc. 144A sr. sub. notes 10 3/4s, 2013                               664,650
            190,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         186,200
            390,000 Amkor Technologies, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                             347,100
            195,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                199,875
             95,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                           100,225
          1,150,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     1,213,250
            270,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              280,800
            390,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         411,450
          2,120,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                          1,865,600
            360,000 Micron Technology, Inc. notes 6 1/2s, 2005                                              324,000
          1,050,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                       958,125
            335,000 ON Semiconductor Corp. company guaranty 13s, 2008                                       316,575
            785,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                            557,350
            620,000 Seagate Technology Hdd Holdings company guaranty 8s, 2009
                    (Cayman Islands)                                                                        649,450
            144,297 Telex Communications Group, Inc. sr. sub. notes Ser. A, zero %, 2006                     79,363
            297,752 Titan Corp. (The) bank term loan FRN Ser. B, 4.146s, 2009
                    (acquired various dates from 5/14/02 to 6/3/02, cost $298,880) (RES)                    297,380
            310,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                     322,400
EUR         185,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        183,150
           $570,000 Xerox Corp. notes 5 1/2s, 2003                                                          567,150
            535,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 571,781
EUR         195,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 217,000
           $185,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 183,613
                                                                                                      -------------
                                                                                                         10,496,487

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                       9,800
             65,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               61,425
            585,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                         555,750
            505,000 Russell Corp. company guaranty 9 1/4s, 2010                                             545,400
            220,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                  221,100
            615,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                           682,650
                                                                                                      -------------
                                                                                                          2,076,125

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                        14,100
            445,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                             315,950
            190,000 American Airlines, Inc. pass-through certificates Ser. 01-1, 6.817s, 2011               123,500
             75,000 American Airlines, Inc. pass-through certificates Ser. 99-1, 7.024s, 2009                60,750
            980,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                          392,000
            320,000 Continental Airlines, Inc. pass-through certificates Ser. D, 7.568s, 2006               137,600
            930,000 CSX Corp. notes 6 1/4s, 2008                                                          1,034,810
            390,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1, Class C,
                    7.779s, 2005                                                                            251,744
            267,352 Delta Air Lines, Inc. pass-through certificates Ser. C, 7.779s, 2012                    181,799
EUR         400,000 Fixed-Link Finance BV sec. notes FRN Ser. B2-X, 7.85s,
                    2009 (Netherlands)                                                                      396,469
           $167,942 Ingram Industries bank term loan FRN 3.85s, 2008
                    (acquired 6/17/02, cost $167,942) (RES)                                                 165,423
          1,100,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                        1,212,750
          1,280,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    1,292,800
            135,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 122,850
            540,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  302,400
            850,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                         437,750
            268,154 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                                252,065
            105,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                            65,100
            190,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                          204,250
            620,000 United AirLines, Inc. debs. 9 1/8s, 2012 (In default) (NON)                              24,025
          1,450,000 US Air, Inc. pass-through certificates Ser. 93A2, 9 5/8s, 2003
                    (In default) (NON)                                                                      580,000
                                                                                                      -------------
                                                                                                          7,568,135

Utilities & Power (2.5%)
-------------------------------------------------------------------------------------------------------------------
            260,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  209,950
            160,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                  131,600
            940,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                         714,400
            260,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                               253,500
            785,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                           451,375
            390,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   250,575
            460,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    266,800
            940,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                    521,700
          1,370,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    767,200
            700,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    369,250
            280,000 CenterPoint Energy Resources Corp. debs. 6 1/2s, 2008                                   268,800
            450,000 CenterPoint Energy Resources Corp. 144A general ref. mtge.
                    7 7/8s, 2013                                                                            479,250
            600,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   528,000
            320,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                                 272,000
            350,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                      343,000
            180,000 Constellation Energy Group, Inc. bank term loan FRN 6s Ser. B, 2008
                    (acquired 3/20/03, cost $180,000) (RES)                                                 180,450
            375,000 Consumers Energy Co. 1st. mtge., 6.25s, 2006                                            379,688
            615,000 Consumers Energy bank term loan FRN 6.018s, 2004
                    (acquired various dates from 9/16/02 to 9/17/02, cost $590,400) (RES)                   616,922
            595,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                            377,825
            370,000 Edison Mission Energy sr. notes 10s, 2008                                               284,900
            380,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                            285,000
          1,000,000 El Paso Corp. bank term loan FRN 9 3/4s, 2005
                    (acquired 3/7/03, cost $982,500) (RES)                                                  990,000
            120,000 El Paso Corp. sr. notes 7 3/8s, 2012                                                     91,800
            200,000 El Paso Corp. sr. notes 7s, 2011                                                        158,000
            155,000 El Paso Energy Corp. sr. notes 6 3/4s, 2009                                             124,775
            250,000 Gemstone Investor, Ltd. 144A company guaranty 7.71s, 2004                               232,451
            415,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                    433,675
            565,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     206,225
            290,000 Northwest PIpeline Corp. 144A sr. notes 8 1/8s, 2010                                    303,050
            260,000 Northwestern Corp. notes 8 3/4s, 2012                                                   200,200
            360,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)               363,600
             20,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                             19,400
            185,000 Sierra Pacific Resources notes 8 3/4s, 2005                                             172,050
             90,000 Southern California Edison Co. notes 6 3/8s, 2006                                        88,200
            920,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                  984,400
            795,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                          838,725
            595,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                          633,675
            575,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                      529,000
            755,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                            741,788
            725,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                            656,125
            185,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                        154,475
            950,221 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      665,155
                                                                                                      -------------
                                                                                                         16,538,954
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $365,861,156)                                $342,706,964

FOREIGN GOVERNMENT BONDS AND NOTES (16.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
EUR         460,000 Bulgaria (Republic of) bonds Ser. REGS, 7 1/2s, 2013                                   $542,009
         $3,000,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                        3,375,000
CAD       8,510,000 Canada (Government of) bonds 6s, 2011                                                 6,162,055
CAD       3,680,000 Canada (Government of) bonds Ser. WH31, 6s, 2008                                      2,665,173
           $900,000 Chile (Republic of) bonds 5 1/2s, 2013                                                  903,150
            379,475 Colombia (Republic of) bank guaranty 9 3/4s, 2011                                       402,244
          2,640,000 Colombia (Republic of) notes 10 3/4s, 2013                                            2,795,100
EUR         345,000 Colombia (Republic of) notes Ser. E MTN, 11 1/2s, 2011                                  388,251
         $1,040,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                            1,081,600
EUR       1,010,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                           1,147,087
           $185,000 Costa Rica (Republic of) 144A notes 8.05s, 2013                                         192,215
          1,000,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                        726,500
EUR      14,330,000 Germany (Federal Republic of) bonds Ser. 95, 7 3/8s, 2005                            16,939,472
EUR       4,570,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                 5,511,879
EUR       3,400,000 Italy (Government of) treasury bonds 5 1/2s, 2010                                     4,108,161
EUR         745,000 Netherlands (Government of) bonds 5s, 2012                                              871,723
NZD       9,290,000 New Zealand (Government of) bonds 6 1/2s, 2013                                        5,334,513
NZD       5,804,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  3,411,556
         $1,945,000 Peru (Republic of) notes 9 7/8s, 2015                                                 2,095,738
          1,635,000 Peru (Republic of) notes 9 1/8s, 2008                                                 1,761,713
          1,115,000 Philippines (Republic of) bonds 9s, 2013                                              1,084,338
EUR         860,000 Philippines (Republic of) 144A bonds 9 1/8s, 2010                                       910,112
        $13,605,000 Russia (Federation of) unsub. 8 1/4s, 2010                                           15,033,525
          2,855,000 South Africa (Republic of) notes 7 3/8s, 2012                                         3,197,600
EUR       1,000,000 Spain (Government of) bonds 5.4s, 2011                                                1,204,464
SEK      61,825,000 Sweden (Government of) bonds 5 1/2s, 2012                                             7,767,601
           $459,202 Ukraine (Government of) sr. notes Ser. REGS, 11s, 2007                                  500,989
GBP       4,030,000 United Kingdom treasury bonds 7 1/4s, 2007                                            7,267,962
         $1,835,000 United Mexican States notes 7 1/2s, 2012                                              2,002,903
          7,780,000 United Mexican States notes 6 3/8s, 2013                                              7,818,900
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes (cost $95,860,347)                        $107,203,533
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association Pass-Through Certificates
               $286 8 1/2s, March 1, 2006                                                                      $307
             32,208 8s, with due dates from October 1, 2025 to July 1, 2028                                  35,082
            120,764 7 1/2s, December 1, 2029                                                                128,791
         66,473,604 7s, with due dates from September 1, 2027 to January 1, 2033                         70,112,575
          3,000,000 7s, TBA, March 1, 2033                                                                3,158,961
            197,020 6 1/2s, with due dates from August 1, 2010 to July 1, 2016                              208,702
            789,052 6 1/2s, TBA, April 1, 2033                                                              822,833
                    Government National Mortgage Association Pass-Through Certificates
            806,659 7 1/2s, with due dates from July 15, 2029 to January 15, 2030                           863,509
            149,926 6 1/2s, May 15, 2029                                                                    157,853
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $75,381,447)                     $75,488,613

COLLATERALIZED MORTGAGE OBLIGATIONS (8.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $254,518 Arc Net Interest Margin Trust Ser. 02-5A, Class A, 7 3/4s, 2032                        $280,702
            347,295 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                    387,212
         30,363,398 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), .912s, 2020                                                       1,783,850
         29,214,530 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X, IO,
                    1.192s, 2023                                                                          1,047,623
         18,171,151 DLJ Commercial Mortgage Corp. 144A Ser. 00-CKP1, Class S, IO,
                    1.328s, 2010                                                                          1,086,635
                    Euro Loan Conduit 144A
GBP         330,556 FRN Ser. 7A, Class D, 5.688s, 2006 (United Kingdom)                                     525,715
GBP         330,556 FRN Ser. 7A, Class E, 7.438s, 2006 (United Kingdom)                                     525,088
                    Fannie Mae
           $384,677 Ser. 98-51, Class SG, 27.28s, 2022                                                      162,390
          2,743,462 Ser. 02-36, Class SJ, 16.744s, 2029                                                   3,078,448
          6,888,220 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                   7,574,779
            694,520 Ser. 02-14, Class A2, 7 1/2s, 2042                                                      763,744
          1,066,328 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   1,172,611
          4,076,678 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                    4,483,007
            612,779 Ser. 01-T3, Class A1, 7 1/2s, 2040                                                      673,855
          1,786,994 Ser. 01-T1, Class A1, 7 1/2s, 2040                                                    1,965,107
            718,671 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      790,302
            384,982 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      423,353
          1,817,677 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,998,848
          5,215,000 Ser. 03-26, IO, 7s, 2026                                                                787,139
          1,852,974 Ser. 02-21, Class PS, PO, 6.895s, 2025                                                   55,033
          7,341,741 Ser. 02-9, Class MS, IO, 6.795s, 2032                                                   587,339
          5,944,127 Ser. 02-36, Class QH, IO, 6.745s, 2029                                                  385,396
          1,926,006 Ser. 02-29, Class SL, IO, 6.745s, 2029                                                   77,642
          3,211,929 Ser. 02-63, Class SN, IO, 6.695s, 2032                                                  300,091
          3,059,628 Ser. 02-52, Class SL, IO, 6.695s, 2032                                                  283,016
          3,461,084 Ser. 03-7, Class SM, IO, 6.445s, 2023                                                   257,959
          2,320,300 Ser. 03-26, Class IG, IO, 6s, 2033                                                      350,583
          2,356,957 Ser. 322, Class 2, IO, 6s, 2032                                                         366,801
          3,122,206 Ser. 318, Class 2, IO, 6s, 2032                                                         444,914
            931,400 Ser. 01-58, Class HI, IO, 6.5s, 2026                                                     15,135
          1,351,118 Ser. 01-74, Class MI, IO, 6s, 2015                                                      114,061
            513,123 Ser. 02-27, Class IA, IO, 6s, 2013                                                        8,579
          1,800,400 Ser. 03-26, Class JO, PO, zero %, 2033                                                1,724,446
            293,446 Ser. 03-18, PO, zero %, 2032                                                            284,368
            421,081 Ser. 99-51, Class N, PO, zero %, 2029                                                   375,815
            359,571 Ser. 99-52, Class MO, PO, zero %, 2026                                                  348,854
             60,986 Ser. 97-92, PO, zero %, 2025                                                             60,643
            337,739 Ser. 96-5, Class PB, PO, zero %, 2024                                                   323,912
              1,032 Ser. 93-159, Class D, PO, zero %, 2023                                                    1,029
            503,381 Ser. 93-146, Class H, PO, zero %, 2023                                                  492,685
         17,042,579 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.695s, 2020                       1,340,601
                    Freddie Mac
          1,309,500 Ser. 2412, Class GS, FRN, 17.602s, 2032                                               1,577,948
          1,123,359 Ser. 2478, Class SY, IO, 6.87s, 2021                                                     69,154
          2,804,400 Ser. 2448, Class SE, IO, 6.82s, 2029                                                    108,671
          2,707,400 Ser. 2448, Class SM, IO, 6.72s, 2032                                                    480,564
            349,674 Ser. 1717, Class L, 6 1/2s, 2024                                                        352,853
         11,391,928 Ser. 216, IO, 6s, 2032                                                                1,609,110
          1,418,300 Ser. 2515, Class IG, IO, 5.5s, 2032                                                     487,479
          1,067,566 Ser. 2382, Class IM, IO, 6s, 2021                                                        13,011
          1,165,707 Ser. 215, Class PO, PO, zero %, 2031                                                  1,083,015
          1,131,927 Ser. 2235, PO, zero %, 2030                                                           1,028,639
                  3 Ser. 2078, Class KC, PO, zero %, 2023                                                         3
                    Government National Mortgage Association
          1,762,177 Ser. 02-36, Class SD, IO, 6.866s, 2029                                                   57,271
          2,666,666 Ser. 02-51, Class SA, IO, 6.816s, 2032                                                  130,460
          3,898,738 Ser. 01-43, Class SJ, IO, 6.316s, 2029                                                  222,959
          3,988,361 Ser. 01-43, Class SD, IO, 6.276s, 2028                                                  105,298
          5,980,548 Ser. 02-47, Class SM, IO, 4.686s, 2032                                                  328,930
            993,247 Ser. 02-40, Class IB, IO, 6.5s, 2028                                                     31,660
            494,983 Ser. 98-2, Class EA, PO, zero %, 2028                                                   451,725
          1,075,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 2.769s, 2041
                    (United Kingdom)                                                                      1,068,365
          5,065,000 Holmes Financing PLC FRB Ser. 1, Class 2C, 2.526s, 2040                               5,032,336
         12,570,637 Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, IO, 1.973s, 2028                     837,924
          5,513,334 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, .903s, 2012                    245,518
             12,590 Prudential Home Mortgage Securities Ser. 93-57, Class A4, 5.9s, 2023                     12,640
            190,902 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     201,372
            215,554 Sasco Arc Net Interest Margin Notes Ser. 02-BC10, Class A,
                    7 3/4s, 2033                                                                            224,863
            285,666 Sasco Net Interest Margin Trust 144A Ser. 03-BC1, Class B, IO,
                    zero %, 2033                                                                            205,905
                    Strategic Hotel Capital, Inc. 144A
            605,000 Ser. 03-1, Class I, 3.741s, 2013                                                        605,000
          1,626,000 Ser. 03-1, Class H, 3.441s, 2013                                                      1,626,000
          2,877,000 Washington Mutual Ser. 03-S1, Class A11, IO, 5.5s, 2033                                 453,128
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $56,910,058)                        $56,361,111

ASSET-BACKED SECURITIES (6.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
        $22,520,909 Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                 $1,366,003
          2,270,000 Ser. 02-BC1, Class M2, FRN, 2.405s, 2032                                              2,195,427
            853,000 AQ Finance NIM Trust Ser. 03-N1, Class Note, 9.37s, 2033                                852,980
          1,545,674 AQ Finance NIM Trust 144A Ser. 03-N2, Class Note, 9.3s, 2033                          1,545,674
            577,665 Arc Net Interest Margin Trust 144A Ser. 02-8A, Class A1, 7 3/4s, 2032                   572,906
                    Asset Backed Funding Certificates
            434,000 FRB Ser. 03-WF1, Class M3, 4.359s, 2032                                                 434,000
            132,000 FRB Ser. 03-WF1, Class M4, 4.559s, 2032                                                 120,595
            237,330 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                           236,143
            806,000 Asset Backed Securities Corp. FRB Ser. 03-HE2, Class M4, 1.338s, 2033                   806,000
            250,000 Asset Backed Securities Corp. Home Equity Loan Trust, FRB
                    Ser. 02-HE3, Class M4, 4.28s, 2032                                                      212,477
          1,845,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.24s, 2009                         1,833,325
                    Bayview Financial Acquisition Trust
            867,793 Ser. 01-DA, Class M3, FRN, 2.705s, 2031                                                 856,709
            995,000 Ser. 02-CA, Class A, IO, 10.5s, 2004                                                     73,537
          1,257,997 CDC Mortgage Capital Trust Ser. 02-HE1, Class M, FRN, 2.555s, 2033                    1,213,350
                    Chase Funding Net Interest Margin
            191,813 Ser. 02-1, Class Note, 8 1/2s, 2035                                                     190,470
            488,197 Ser. 02-2, 8 1/2s, 2035                                                                 484,584
            115,821 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                    115,022
            288,569 Chase Funding Net Interest Margin 144A Ser. 03-1A, Class Note,
                    8 3/4s, 2004                                                                            288,540
                    Conseco Finance Securitizations Corp.
            248,000 Ser. 00-2, Class A4, 8.48s, 2030                                                        263,373
          3,087,000 Ser. 00-4, Class A6, 8.31s, 2032                                                      2,773,558
          1,100,000 Ser. 00-6, Class M2, 8.2s, 2032                                                         550,000
             23,000 Ser. 01-04, Class A4, 7.36s, 2019                                                        21,185
             13,000 Ser. 01-3, Class A3, 5.79s, 2024                                                         12,789
             33,000 Ser. 01-3, Class A4, 6.91s, 2033                                                         29,508
          1,030,000 Ser. 01-4, Class B1, 9.4s, 2010                                                         360,500
          3,342,540 Ser. 02-1, Class A, 6.681s, 2032                                                      3,272,981
            790,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A,
                    FRB, 3.4s, 2007                                                                         774,694
             33,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2031                              29,653
                    Greenpoint Manufactured Housing
          2,273,476 Ser. 00-3, Class IA, 8.45s, 2031                                                      2,276,317
             50,000 Ser. 99-5, Class A4, 7.59s, 2028                                                         50,641
                    GSAMP Trust
            271,874 Ser. 02-HE2N, Class NOTE, 8 1/4s, 2032                                                  270,684
            214,000 FRB Ser. 03-FM1, Class B3, 5.805s, 2033                                                 199,823
            249,342 Home Equity Asset Trust Ser. 02-1N, Class A, 8s, 2032                                   243,109
            998,000 Home Equity Asset Trust 144A Ser. 02-5N, Class A, 8s, 2033                              980,535
          1,260,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                     1,144,139
          1,046,356 Madison Avenue Manufactured Housing Contract Ser. 02-A, Class B1,
                    FRN, 4.555s, 2032                                                                       732,449
            205,000 Mastr Asset Backed Securities Trust FRB Ser. 03-OPT1, Class MV5,
                    4.805s, 2032                                                                            174,250
            685,000 Merrill Lynch Mortgage Investors, Inc. FRB Ser. 03-WMC1, Class B2,
                    4.305s, 2033                                                                            582,250
            583,481 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                           531,259
            354,000 Morgan Stanley Capital I FRB Ser. 02-NC6, Class B2, 5.055s, 2032                        344,399
                    Morgan Stanley Dean Witter Capital I
            390,000 Ser. 01-NC3, Class B1, FRN, 3.755s, 2031                                                351,719
          1,660,000 Ser. 01-NC4, Class B1, FRN, 3.805s, 2032                                              1,493,281
            640,000 Ser. 02-AM2, Class B1, FRN, 3.555s, 2032                                                565,513
            753,000 Ser. 02-NC3, Class M2, FRN, 2.605s, 2032                                                716,555
                    Morgan Stanley Dean Witter Capital I 144A
             91,985 Ser. 01-AM1N, Class Note, 12 3/4s, 2032                                                  91,985
            382,722 Ser. 01-NC4N, Class Note, 8 1/2s, 2032                                                  382,722
            190,968 NovaStar Caps Trust Ser. 02-C1, Class A, 7.15s, 2031                                    190,968
                    Option One Mortgage Securities Corp.
            559,362 Ser. 02-2A, Class CFTS, 8.83s, 2032                                                     557,963
            347,000 Ser. 03-2B, 7.63s, 2033                                                                 347,000
            465,826 Option One Mortgage Securities Corp. 144A Ser. 02-1, Class CTFS,
                    6 3/4s, 2032                                                                            463,859
          1,375,769 Pass-Through Amortizing Credit Card Trust Ser. 02-1A, Class A4FL,
                    6.78s, 2012                                                                           1,370,610
         $5,300,000 Residential Asset Mortgage Products, Inc. Ser. 03-RZ1, Class A, IO,
                    5.75s, 2005                                                                            433,109
                    Structured Asset Investment Loan Trust
            955,000 Ser. 03-BC1, Class M3, 4.305s, 2033                                                     936,607
          1,183,590 Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                   1,177,838
         11,167,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                      911,327
            138,000 Ser. 03-BC2, Class B, 7s, 2033                                                          130,712
            390,000 TIAA Commercial Real Estate Securitization Ser. 02-1A, Class IV,
                    6.84s, 2037                                                                             325,056
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $42,709,196)                                    $39,462,662

PREFERRED STOCKS (1.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             20,387 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                        $1,141,672
              3,150 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                85,050
             23,612 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                          2,449,745
                877 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                            4,824
             19,200 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                  192
              1,256 Dobson Communications Corp. 12.25% pfd. (PIK)                                         1,005,144
                320 First Republic Capital Corp. 144A 10.50% pfd.                                           336,000
             11,765 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                   118
                367 Granite Broadcasting Corp. 12.75% cum. pfd.                                             236,714
                 41 Leiner Health Products Ser. C, zero % pfd.                                                    1
             16,417 Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                             328,340
                143 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                                            11
                396 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                  419,760
              1,223 North Atlantic Trading Co. 12.00% pfd. (PIK)                                             20,791
                 17 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                    55
                247 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    1,926,600
              1,318 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  434,864
                                                                                                      -------------
                    Total Preferred Stocks (cost $9,851,140)                                             $8,389,881

BRADY BONDS (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $5,815,000 Brazil (Federal Republic of) govt. guaranty FRB 2 5/8s, 2012                         $3,852,438
          4,047,619 Venezuela (Republic of) debs. FRB Ser. DL, 2.313s, 2007                               2,813,095
                                                                                                      -------------
                    Total Brady Bonds (cost $7,675,343)                                                  $6,665,533

COMMON STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (0.1%) (a)
-------------------------------------------------------------------------------------------------------------------
             49,759 Pioneer Cos., Inc. (NON)                                                               $223,916
              7,016 Polymer Group, Inc. Class A (NON)                                                        60,618
                110 Sterling Chemicals, Inc. (NON)                                                            2,750
                                                                                                      -------------
                                                                                                            287,284

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
                167 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $166,516) (RES) (NON)                                            32,873
            167,520 Regal Entertainment Group 144A (NON)                                                  2,706,286
                                                                                                      -------------
                                                                                                          2,739,159

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
                433 Arch Wireless, Inc. (NON)                                                                 1,108
             28,107 Arch Wireless, Inc. (NON)                                                                     3
             15,321 Covad Communications Group, Inc. (NON)                                                    8,733
              4,378 Equinix, Inc. (NON)                                                                      12,915
              1,693 FLAG Telecom Group, Ltd. (Bermuda) (NON)                                                 45,923
             34,403 Globix Corp. (NON)                                                                       86,008
                166 Metrocall Holdings, Inc. (NON)                                                              174
              1,335 Vast Solutions, Inc. Class B1 (NON)                                                         668
              1,335 Vast Solutions, Inc. Class B2 (NON)                                                         668
              1,335 Vast Solutions, Inc. Class B3 (NON)                                                         668
                                                                                                      -------------
                                                                                                            156,868

Consumer Cyclicals (--%)
-------------------------------------------------------------------------------------------------------------------
             22,904 Fitzgeralds Gaming Corp. (NON)                                                              229
             19,451 Lodgian, Inc. (NON)                                                                      97,255
            870,000 Morrison Knudsen Corp. (NON)                                                             47,850
             10,704 Safety Components International, Inc. (NON)                                              61,548
              1,886 Washington Group International, Inc. (NON)                                               33,080
                                                                                                      -------------
                                                                                                            239,962

Consumer Staples (0.2%)
-------------------------------------------------------------------------------------------------------------------
              1,770 Archibald Candy Corp. (NON)                                                               5,045
             14,080 Aurora Foods, Inc. (NON)                                                                  5,350
                327 Premium Holdings (LP) 144A (NON)                                                          6,867
                715 PSF Group Holdings, Inc. 144A Class A (NON)                                           1,251,828
                                                                                                      -------------
                                                                                                          1,269,090

Financial (0.1%)
-------------------------------------------------------------------------------------------------------------------
            820,000 AMRESCO Creditor Trust (NON) (R)                                                         60,680
          3,445,121 Contifinancial Corp. Liquidating Trust Units                                             60,290
                840 Delta Funding Residual Exchange Co., LLC (NON)                                          163,380
                840 Delta Funding Residual Management, Inc. (NON)                                                 8
                                                                                                      -------------
                                                                                                            284,358

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
              2,305 Alderwoods Group, Inc. (NON)                                                              8,065
            120,000 Loewen Group International, Inc. (NON)                                                       12
              1,400 Mariner Health Care, Inc. (NON)                                                          10,500
              1,400 Mediq, Inc. (NON)                                                                           140
                740 Sun Healthcare Group, Inc. (NON)                                                            118
                                                                                                      -------------
                                                                                                             18,835

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
                487 Comdisco Holding Co., Inc. (NON)                                                         65,575

Telecommunications (--%)
-------------------------------------------------------------------------------------------------------------------
              4,414 WilTel Communications, Inc. (NON)                                                        55,616

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
              7,661 Jasper Energy 144A (NON)                                                                   $479
              1,567 York Research Corp. 144A (NON)                                                               98
                                                                                                      -------------
                                                                                                                577
                                                                                                      -------------
                    Total Common Stocks (cost $14,188,925)                                               $5,117,324

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $695,000 American Tower Corp. cv. notes 5s, 2010                                                $548,181
            130,000 Amkor Technology, Inc. cv. notes 5 3/4s, 2006                                            97,663
            550,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                    556,188
            990,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  850,163
            830,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                     765,675
            310,000 Rogers Communications cv. debs. 2s, 2005 (Canada)                                       246,450
            475,000 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010                                    518,938
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $3,160,123)                                  $3,583,258

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            980,000 American Tower Escrow Corp. units zero %, 2008                                         $646,800
            600,000 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                     60
            295,000 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                           317,125
            500,000 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   150,000
                                                                                                      -------------
                    Total Units (cost $1,927,237)                                                        $1,113,985

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 55 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       $6,050
                520 Interact Electronic Marketing, Inc. 14.00% cum. cv. pfd. (In default) (NON)                   5
              1,991 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                  996
              3,800 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                           475
                 45 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   225,000
              6,847 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                             6,847
              8,500 Titan Capital Trust $2.875 cum. cv. pfd.                                                380,375
                630 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                 158
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $928,146)                                     $619,906

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                460 Birch Telecommunications, Inc. 144A                                   6/15/08                $1
              1,500 Comunicacion Celular SA 144A (Colombia)                               11/15/03            1,500
              1,020 Dayton Superior Corp. 144A                                            6/15/09               255
              8,173 Diva Systems Corp. 144A                                               3/1/08                 82
                809 Diva Systems Corp. 144A                                               5/15/06                 8
                  3 Doe Run Resources Corp. 144A                                          12/31/12                1
              1,050 Horizon PCS, Inc.                                                     10/1/10                 1
                520 Interact Systems, Inc.                                                8/1/03                  1
                520 Interact Systems, Inc. 144A                                           12/15/09                5
                910 iPCS, Inc. 144A                                                       7/15/10               228
                405 IWO Holdings, Inc.                                                    1/15/11               101
                544 Leap Wireless International, Inc. 144A                                4/15/10                 5
                390 Mikohn Gaming Corp. 144A                                              8/15/08               195
                400 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 1
                960 Paxson Communications Corp. 144A                                      6/30/03                 1
                410 Pliant Corp. 144A                                                     6/1/10                205
                491 Solutia, Inc. 144A                                                    7/15/09               614
              1,851 Sun Healthcare Group, Inc.                                            2/28/05                 1
              1,830 Travel Centers of America, Inc. 144A                                  5/1/09             18,300
              1,670 Ubiquitel, Inc. 144A                                                  4/15/10                 1
                680 Verado Holdings, Inc. 144A                                            4/15/08                 7
                 30 Versatel Telecom NV (Netherlands)                                     5/15/08                 1
              1,163 Washington Group International, Inc. Ser. A                           1/25/06               865
              1,330 Washington Group International, Inc. Ser. B                           1/25/06               665
                719 Washington Group International, Inc. Ser. C                           1/25/06               360
                590 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
                                                                                                      -------------
                    Total Warrants (cost $617,862)                                                          $23,405

SHORT-TERM INVESTMENTS (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,154,000 U.S. Treasury Note zero %, May 8, 2003 (SEG)                                         $1,152,660
          2,026,562 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 1.43% and due dates ranging
                    from April 1, 2003 to May 23, 2003 (d)                                                2,026,562
             13,793 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.44% and due dates ranging from
                    April 1, 2003 to May 20, 2003 (d)                                                        13,788
                                                                                                      -------------
                    Total Short-Term Investments (cost $3,193,010)                                       $3,193,010
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $678,263,990)                                              $649,929,185
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $659,974,165.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2003, was $18,657,395 or 2.8% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at March 31, 2003, which are subject to change based on the terms of the security.

       DIVERSIFICATION BY COUNTRY

       Distribution of investments by country of issue at March 31, 2003: (as a percentage of Market Value)

           Bulgaria         0.6%
           Canada           3.9
           Colombia         0.9
           Germany          3.5
           Italy            0.6
           Luxembourg       0.6
           Malaysia         0.8
           Mexico           1.5
           New Zealand      1.4
           Peru             0.6
           Russia           2.9
           South Africa     0.5
           Sweden           1.3
           United Kingdom   2.1
           United States   76.9
           Other            1.9
                            ---
           Total          100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2003 (Unaudited)
(aggregate face value $51,217,237)
                                                                   Unrealized
                                         Aggregate    Delivery    Appreciation/
                      Market Value      Face Value      Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $16,737,358     $16,639,191     6/18/03       $98,167
British Pounds           6,965,962       6,992,218     6/18/03       (26,256)
Canadian Dollars        10,175,685      10,076,330     6/18/03        99,355
Danish Krone             1,027,818       1,022,866     6/18/03         4,952
Euro                     1,221,310       1,237,333     6/18/03       (16,023)
Japanese Yen            12,328,758      12,412,228     6/18/03       (83,470)
South Korean Won         2,318,131       2,399,527     6/18/03       (81,396)
Swiss Franc                437,477         437,544     6/18/03           (67)
------------------------------------------------------------------------------
                                                                     $(4,738)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2003 (Unaudited)
(aggregate face value $42,787,256)
                                                                    Unrealized
                          Market        Aggregate     Delivery    Appreciation/
                           Value        Face Value      Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $2,507,782      $2,510,712     6/18/03        $2,930
British Pounds           2,329,027       2,326,292     6/18/03        (2,735)
Canadian Dollars         2,518,010       2,504,929     6/18/03       (13,081)
Euro                    15,933,034      15,707,019     6/18/03      (226,015)
Japanese Yen             3,696,694       3,692,673     6/18/03        (4,021)
New Zealand Dollars      8,608,501       8,720,200     6/18/03       111,699
Swedish Krona            7,277,514       7,325,431     6/18/03        47,917
------------------------------------------------------------------------------
                                                                    $(83,306)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003 (Unaudited)
                                                                   Unrealized
                                         Aggregate    Expiration  Appreciation/
                      Market Value      Face Value       Date    (Depreciation)
------------------------------------------------------------------------------
3 Month Eurodollar
(Short)                 $1,729,875      $1,677,870      Jun-03      $(52,005)
3 Month Eurodollar
(Long)                   1,729,175       1,670,492      Sep-03        58,683
Euro-Bobl 5yr
(Long)                  14,380,039      14,488,741      Jun-03      (108,702)
Euro-Bund 10yr
(Long)                  33,167,283      33,276,454      Jun-03      (109,171)
Interest Rate Swap
10yr (Long)              1,697,344       1,703,890      Jun-03        (6,546)
Japanese
Government Bond
10yr (Long)              6,033,232       6,010,900      Jun-03        22,332
Japanese
Government Bond
10yr (Long)              4,826,586       4,807,169      Jun-03        19,417
US Treasury Note
10yr (Long)             43,193,000      43,294,869      Jun-03      (101,869)
US Treasury Note
5yr (Short)             17,933,000      17,923,285      Jun-03        (9,715)
------------------------------------------------------------------------------
                                                                   $(287,576)
------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 2003 (Unaudited)
(proceeds receivable $9,878,351)
                                         Principal   Settlement
Agency                                    Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 7s, March
2033                                    $9,387,000     4/14/03      $9,891,551
------------------------------------------------------------------------------
Swap Contracts Outstanding at March 31, 2003 (Unaudited)
                                                                   Unrealized
                                          Notional  Termination   Appreciation/
                                           Amount      Date      (Depreciation)
-------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated November 17, 2000
to pay semi-annually the
notional amount multiplied by the
three month USD-LIBOR-BBA and
receive the notional amount
multiplied by 6.68%                      $6,500,000    11/21/05     $760,692

Agreement with Merrill Lynch
Capital Services, Inc. dated
September 27, 2002 to receive
semiannually the notional amount
multiplied by the six month
JPY-LIBOR-BBA and pay monthly the
notional amount multiplied by
0.399%                             JPY 2,443,000,00    10/01/07      597,601

Agreement with Goldman Sachs
Capital Markets, L.P. dated
February 12, 2003 to receive
quarterly the notional amount
multiplied by the three month USD
LIBOR-BBA and pay semiannually the
notional amount multiplied by 1.59%     $38,000,000    02/14/05     (129,200)

Agreement with Goldman Sachs
Capital Markets, L.P. dated
February 12, 2003 to pay
quarterly the notional amount
multiplied by the three month
CAD-BA-CDOR and pay semiannually
the notional amount multiplied
by 3.5076%                               58,045,000    02/14/05    1,254,450
------------------------------------------------------------------------------
                                                                  $2,483,543
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $7,859 of securities on loan
(identified cost $678,263,990) (Note 1)                                        $649,929,185
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,151,399) (Note 1)                                       2,201,535
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        12,342,964
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  102,609,599
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       2,612,743
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            806,913
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             413,677
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           303,258
-------------------------------------------------------------------------------------------
Total assets                                                                    771,219,874

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,787,739
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,207,494
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 94,392,924
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,148,081
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           80,594
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        63,448
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,257
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            129,200
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                501,721
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               27,619
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   13,788
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $9,878,351)
(Note 1)                                                                          9,891,551
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                  293
-------------------------------------------------------------------------------------------
Total liabilities                                                               111,245,709
-------------------------------------------------------------------------------------------
Net assets                                                                     $659,974,165

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $845,074,870
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (7,474,634)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (149,351,995)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (28,274,076)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $659,974,165

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($659,974,165 divided by 100,313,083
shares)                                                                               $6.58
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Interest (net of foreign tax of $942)                                           $26,000,661
-------------------------------------------------------------------------------------------
Dividends                                                                           831,888
-------------------------------------------------------------------------------------------
Securities lending                                                                       31
-------------------------------------------------------------------------------------------
Total investment income                                                          26,832,580

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,319,444
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      342,999
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,619
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,579
-------------------------------------------------------------------------------------------
Other                                                                               125,613
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,807,254
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (14,373)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,792,881
-------------------------------------------------------------------------------------------
Net investment income                                                            24,039,699
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                 1,739,508
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        406,719
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     587,219
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (435,557)
-------------------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                              157,278
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                     (1,604,500)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts
and TBA sale commitments during the period                                       32,301,267
-------------------------------------------------------------------------------------------
Net gain on investments                                                          33,151,934
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $57,191,633
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $24,039,699           $52,092,366
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                   2,455,167           (50,122,603)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                           30,696,767            24,243,905
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   57,191,633            26,213,668
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income                                            (25,667,659)          (52,982,343)
-------------------------------------------------------------------------------------------------------
From return of capital                                                         --            (1,087,264)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                        829,775               315,588
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                32,353,749           (27,540,351)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   627,620,416           655,160,767
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $7,474,634 and $5,846,674, respectively)                   $659,974,165          $627,620,416
-------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                             100,182,745           100,133,127
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                             130,338                49,618
-------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                   100,313,083           100,182,745
-------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                 Six months ended
Per-share                             March 31
operating performance               (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.26        $6.54        $7.13        $7.57        $8.14        $8.79
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
From net investment income (a)           .24          .52          .58          .63          .58          .71
------------------------------------------------------------------------------------------------------------------
From net realized and unrealized
gain (loss) on investments               .34         (.26)        (.57)        (.43)        (.47)        (.67)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .58          .26          .01          .20          .11          .04
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.53)        (.46)        (.64)        (.56)        (.69)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.14)          --         (.12)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.26)        (.54)        (.60)        (.64)        (.68)        (.69)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.58        $6.26        $6.54        $7.13        $7.57        $8.14
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.300       $6.380       $6.050       $6.438       $6.438       $7.750
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                     2.81*       14.81         3.06        10.72        (9.09)        3.91
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $659,974     $627,620     $655,161     $713,894     $757,533     $814,342
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .44*         .87          .90          .87          .93          .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.74*        7.97         8.50         8.60         7.39         8.13
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                100.67*(e)   193.33(e)    111.45       116.71       133.72       179.84 (d)
------------------------------------------------------------------------------------------------------------------

    * Not annualized

  (a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

  (b) Total return does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Intermediate Government Income Trust.

  (e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

K) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2003, the value of securities loaned amounted to $7,859. The fund received cash collateral of $13,788 which is pooled with collateral of other Putnam funds into 28 issuers of high grade short-term investments.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $99,088,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $7,035,000    September 30, 2003
     2,793,000    September 30, 2004
     1,555,000    September 30, 2005
    10,040,000    September 30, 2007
    25,641,000    September 30, 2008
    24,593,000    September 30, 2009
    27,431,000    September 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $51,672,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

The aggregate identified cost on a tax basis is $681,089,150, resulting in gross unrealized appreciation and depreciation of $29,412,762 and $60,572,727, respectively, or net unrealized depreciation of $31,159,965.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $14,373 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,143 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $404,027,336 and $375,455,338, respectively. Purchases and sales of U.S. government obligations aggregated $308,380,632 and $332,993,191, respectively.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Kevin M. Cronin
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

88630  074  5/03